Exhibit 10.10

PRINCIPALITY OF MONACO __________________________ DEPARTMENT OF FINANCE AND THE ECONOMY
TAX STAMP FOR [handwritten] €6

Deed consists of [handwritten]12 sheets

(Law no. 1.221 of 11/09/1999 concerning the setting of stamp duty)
(Art.11 of .S.O. [Supervision Ordinance] no.14.290 of 12/09/1999 in application of Law no.1.221

PUBLIC LANDS ADMINISTRATION

REGISTERED IN MONACO ON [stamp:] April 17, 2014
F◦ 70 Case 20 Received VAT FREE
[signature]

LEASE AMENDMENT

[stamp:] PRINCIPALITY OF MONACO
PUBLIC LANDS ADMINISTRATION

24, rue du Gabian – BP 719 – MC 98014 MONACO CEDEX
Tel: (+377) 98 98 44 66
Fax: (+377) 92 05 32 15
administration.domaines@gouv.mc

JF/nf.- [stamp:] PRINCIPALITY OF MONACO PUBLIC LANDS ADMINISTRATION	[stamp:] 138308

IN THE YEAR TWO THOUSAND AND FOURTEEN
ON [stamp:] FEBRUARY 27 2014

BETWEEND THE UNDERSIGNED:

Mrs. Catherine ORECCHIA-MATTHYSSENS, Public Lands Administrator, Officer of the Order of Saint Charles, having her offices at 24, rue du Gabian in Monaco.

ACTING in that capacity with the authorization of His Excellency the Minister of State and of the Government Adviser for Finance and the Economy, who shall certify this deed in accordance with the provisions of the ruling of March 19, 1906, as amended.

- ON THE ONE HAND

And:

The Monegasque Public Limited Company, “COTY LANCASTER”, with a share capital of 6,080,000 euros, the registered office of which is located in Monaco at 6 avenue Albert II, in the “ZONE F” industrial complex, registered in the directory of commerce and industry under the number 56 S 00223.

Represented by Mr. Darryl MC CALL, domiciled in Geneva (1207 SWITZERLAND) at 64, quai Gustave-Ador.

Of American nationality,
Born in Rode [sic] Island (United States) on November 10, 1954.

The company hereinafter designated in the body of the deed by “THE CONTRACTING PARTY”.

- ON THE OTHER HAND

[initials] [initials]

PRIOR TO THE AMENDMENT THAT IS THE SUBJECT OF THESE DOCUMENTS, THE PARTIES WERE IN AGREEMENT AS TO THE FOLLOWING:

-REPORT-

I – Under the terms of a lease signed in Monaco on August 1, 1988, the Public Lands Administration granted “COTY LANCASTER” the right to occupy premises located on levels R+5, R+3 and R+2, and several storage areas, in addition to two unloading docks located in the “Zone F Industrial Complex”.

Under the terms of a private deed, signed in Monaco on January 25 1989, the Public Lands Administration consented to the addition of several storage facilities to the lease agreement of August 1, 1988.

Under the terms of a private deed of October 18, 1989, the Public Lands Administration granted “COTY LANCASTER” the right to occupy premises located on level R+1, an area measuring approximately 3,097.49 m2.

Under the terms of a private deed of June 24, 1991, the Public Lands Administration granted it the right to add premises located on levels R+1 and R-3 of the “Zone F Industrial Complex” to the lease agreement of August 1, 1988.

Under the terms of a private deed of May 7, 1992, the Public Lands Administration renewed the lease agreement of August 1, 1988 concerning premises with a total surface area of 17,726.48 m2 located in the “Zone F Industrial Complex”.

Under the terms of a private deed signed in Monaco on May 5, 1993, the Public Lands Administration and “COTY LANCASTER” agreed to modify the scheme of certain lots located on level R+1 of the “Zone F Industrial Complex”.

Under the terms of a private deed of October 26 1995, the Public Lands Administration granted “COTY LANCASTER” a precarious [short term] occupancy agreement for certain lots on level R+1 of the “Zone F Industrial Complex”.

Under the terms of a private deed of December 9, 1997, the parties agreed to the conditions of an amendment to the lease agreement of August 1, 1988, already modified by various aforementioned successive amendments, through which the Public Lands Administration proceeded to revise the charging method applied for the premises for industrial use.

[initials] [initials]

Under the terms of a private deed of March 16, 2007, “COTY LANCASTER” signed a draft agreement concerning the partial assignment of lease rights with the Monegasque Public Limited Company “LADUREE MONACO”, in favor of the latter and pertaining to the premises located on level R+1.

By registered letter with proof of receipt of April 6, 2007, the Public Lands Administration declared that it would not exercise its right of first refusal.

To facilitate understanding of this deed, the below list sets out the surface areas occupied, namely:

On level R-1 of the property:

•	lot no. 482 with a surface area of 45.70 m2

•	lot no. 483 with a surface area of 79.40 m2

•	lot no. 486 with a surface area of 163.30 m2

•	lot no. 494 with a surface area of 679.70 m2

•	lot no. 495 with a surface area of 126.10 m2

•	lot no. 496 with a surface area of 118.30 m2

•	lot no. 497 with a surface area of 110.60 m2

•	lot no. 498 with a surface area of 103.10 m2
Thus in total: 1,426.20 m2

On level R+1 of the property:

•	lot no. 539 with a surface area of 180.40 m2

•	lot no. 540B with a surface area of 153.57 m2

•	lot no. 541B with a surface area of 75.18 m2

•	lot no. 542B with a surface area of 52.29 m2

•	lot no. 549B with a surface area of 103.17 m2

•	lot no. 550B with a surface area of 134.95 m2

•	lot no. 551 with a surface area of 130.30 m2

•	lot no. 552 with a surface area of 130.30 m2

•	Common areas: 196.70 m2
Thus in total: 1,156.86 m2

On level R+2 of the property:

•	lot no. 562 with a surface area of 421.10 m2

•	lot no. 563 with a surface area of 202.90 m2

•	lot no. 564 with a surface area of 290.50 m2

•	lot no. 565 with a surface area of 197.00 m2

•	lot no. 566 with a surface area of 268.10 m2

•	lot no. 567 with a surface area of 168.20 m2

•	lot no. 568 with a surface area of 118.90 m2

•	lot no. 569 with a surface area of 211.90 m2
[initials] [initials]

•	lot no. 570 with a surface area of 266.60 m2

•	lot no. 571 with a surface area of 383.00 m2

•	lot no. 572 with a surface area of 249.40 m2

•	lot no. 573 with a surface area of 189.20 m2

•	lot no. 574 with a surface area of 222.00 m2

•	lot no. 575 with a surface area of 190.90 m2

•	lot no. 576 with a surface area of 245.70 m2

•	lot no. 577 with a surface area of 263.50 m2

•	lot no. 578 with a surface area of 171.90 m2

•	lot no. 579 with a surface area of 162.10 m2

•	lot no. 580 with a surface area of 277.30 m2

•	lot no. 581 with a surface area of 228.00 m2

•	lot no. 582 with a surface area of 220.10 m2

•	lot no. 583 with a surface area of 144.90 m2

•	Common areas: 306.00 m2
Thus in total: 5,399.20 m2

On level R+3 of the property:

•	lot no. 587 with a surface area of 378.70 m2

•	lot no. 588 with a surface area of 183.90 m2

•	lot no. 589 with a surface area of 266.20 m2

•	lot no. 590 with a surface area of 180.40 m2

•	lot no. 591 with a surface area of 284.70 m2

•	lot no. 592 with a surface area of 168.20 m2

•	lot no. 593 with a surface area of 171.20 m2

•	lot no. 594 with a surface area of 191.30 m2

•	lot no. 595 with a surface area of 254.30 m2

•	lot no. 596 with a surface area of 435.00 m2

•	lot no. 597 with a surface area of 235.50 m2

•	lot no. 598 with a surface area of 213.50 m2

•	lot no. 599 with a surface area of 182.80 m2

•	lot no. 600 with a surface area of 248.70 m2

•	lot no. 601 with a surface area of 296.30 m2

•	lot no. 602 with a surface area of 194.20 m2

•	lot no. 603 with a surface area of 173.30 m2

•	lot no. 604 with a surface area of 260.70 m2

•	lot no. 605 with a surface area of 211.40 m2

•	lot no. 606 with a surface area of 202.70 m2

•	lot no. 607 with a surface area of 144.90 m2

•	Common areas: 292.80 m2
Thus in total: 5,170.70 m2 (whole floor)
[initials] [initials]

On level R+5 of the property:

•	lot no. 643B with a surface area of 130.35 m2

•	lot no. 644 with a surface area of 211.40 m2

•	lot no. 645 with a surface area of 202.70 m2

•	lot no. 646 with a surface area of 144.90 m2

•	lot no. 647 with a surface area of 278.60 m2

•	lot no. 648 with a surface area of 451.90 m2

•	Common areas: 227.60 m2
Thus in total: 1,647.45 m2

In total, “COTY LANCASTER” occupies an area of 14,800.41 m2 in the “Zone F” Industrial Complex.

The current rent for this area comes to €1,498,519.90 excluding tax, which can be broken down as follows:

•	the first 10,000 m2 of the floors above ground level are rented at the rate of €120.85/ m2/p.a. excluding tax.

•	the remaining 3,374.21 m2 on the floors above ground level and the 1,426.20 m2 of basement space are rented at the rate of €60.43/m2/p.a. excluding tax.

The average rate is therefore €101.25/m2/p.a. excluding tax.

Following exchanges between the Department of Finance and the Economy [sic] and “COTY LANCASTER” during November, 2013, it was agreed that the occupant would vacate the premises located on the 1st floor (surface area of 1,156.86 m2) by the following deadlines:

1.	By March 31, 2014 (surface area of approximately 461.44 m2)

•	Lot no. 539 with a surface area of 180.40 m2

•	Lot no. 540B with a surface area of 153.57 m2

•	Lot no. 541B with a surface area of 75.18 m2

•	Lot no. 542B with a surface area of 52.29 m2

2.	By December 1, 2014 (surface area of approximately 695.42 m2)

•	Lot no. 549B with a surface area of 103.17 m2

•	Lot no. 550B with a surface area of 134.95 m2

•	Lot no. 551 with a surface area of 130.30 m2

•	Lot no. 552 with a surface area of 130.30 m2

•	Common areas with a surface area of 196.70 m2

[initials] [initials]

For this reason, on an exceptional basis and as a gesture of goodwill, the Government of Monaco reduced the average rental rate to €85/m2/p.a. excluding tax to apply as from October 1, 2013.

It is specified that this vacating of premises for the benefit of the Public Lands Administration is taking place without any other financial trade-offs of any kind whatsoever, this having been expressly and unreservedly accepted by “COTY LANCASTER”.

THEREFORE, AN AMENDMENT IS HEREBY MADE TO THE LEASE AGREEMENT OF JANUARY 29, 2008, SIGNED BY THE PUBLIC LANDS ADMINISTRATION AND THE “LIMITED COMPANY LANCASTER”, PERTAINING TO PREMISES FOR INDUSTRIAL USE LOCATED IN THE PROPERTY NAMED AS THE “ZONE F” INDUSTRIAL COMPLEX, SITUATED AT 4/6, AVENUE ALBERT II.

LEASE AGREEMENT AMENDMENT

FIRST ARTICLE

Following exchanges between the Department of Finance and the Economy [sic] and “COTY LANCASTER”, it has been agreed that the latter vacate the premises located on the 1st floor (1,156.86 m2) by the following deadlines:

3.	By March 31, 2014 (surface area of approximately 461.44 m2)

•	lot no. 539 with a surface area of 180.40 m2

•	lot no. 540B with a surface area of 153.57 m2

•	lot no. 541B with a surface area of 75.18 m2

•	lot no. 542B with a surface area of 52.29 m2

4.	By December 1, 2014 (surface area of approximately 695.42 m2)

•	lot no. 549B with a surface area of 103.17 m2

•	lot no. 550B with a surface area of 134.95 m2

•	lot no. 551 with a surface area of 130.30 m2

•	lot no. 552 with a surface area of 130.30 m2

•	Common areas: 196.70 m2

Consequently, the first article (1st) of the lease agreement signed on January 29, 2008 is modified as follows:

[initials] [initials]

ARTICLE 1 – DESIGNATION

The areas concerned are the converted premises listed below:

On level R-1 of the property:

•	lot no. 482 with a surface area of 45.70 m2

•	lot no. 483 with a surface area of 79.40 m2

•	lot no. 486 with a surface area of 163.30 m2

•	lot no. 494 with a surface area of 679.70 m2

•	lot no. 495 with a surface area of 126.10 m2

•	lot no. 496 with a surface area of 118.30 m2

•	lot no. 497 with a surface area of 110.60 m2

•	lot no. 498 with a surface area of 103.10 m2
Thus in total: 1,426.20 m2

On level R+2 of the property:

•	lot no. 562 with a surface area of 421.10 m2

•	lot no. 563 with a surface area of 202.90 m2

•	lot no. 564 with a surface area of 290.50 m2

•	lot no. 565 with a surface area of 197.00 m2

•	lot no. 566 with a surface area of 268.10 m2

•	lot no. 567 with a surface area of 168.20 m2

•	lot no. 568 with a surface area of 118.90 m2

•	lot no. 569 with a surface area of 211.90 m2

•	lot no. 570 with a surface area of 266.60 m2

•	lot no. 571 with a surface area of 383.00 m2

•	lot no. 572 with a surface area of 249.40 m2

•	lot no. 573 with a surface area of 189.20 m2

•	lot no. 574 with a surface area of 222.00 m2

•	lot no. 575 with a surface area of 190.90 m2

•	lot no. 576 with a surface area of 245.70 m2

•	lot no. 577 with a surface area of 263.50 m2

•	lot no. 578 with a surface area of 171.90 m2

•	lot no. 579 with a surface area of 162.10 m2

•	lot no. 580 with a surface area of 277.30 m2

•	lot no. 581 with a surface area of 228.00 m2

•	lot no. 582 with a surface area of 220.10 m2

•	lot no. 583 with a surface area of 144.90 m2

•	Common areas: 306.00 m2
Thus in total: 5,399.20 m2

[initials] [initials]

On level R+3 of the property:

•	lot no. 587 with a surface area of 378.70 m2

•	lot no. 588 with a surface area of 183.90 m2

•	lot no. 589 with a surface area of 266.20 m2

•	lot no. 590 with a surface area of 180.40 m2

•	lot no. 591 with a surface area of 284.70 m2

•	lot no. 592 with a surface area of 168.20 m2

•	lot no. 593 with a surface area of 171.20 m2

•	lot no. 594 with a surface area of 191.30 m2

•	lot no. 595 with a surface area of 254.30 m2

•	lot no. 596 with a surface area of 435.00 m2

•	lot no. 597 with a surface area of 235.50 m2

•	lot no. 598 with a surface area of 213.50 m2

•	lot no. 599 with a surface area of 182.80 m2

•	lot no. 600 with a surface area of 248.70 m2

•	lot no. 601 with a surface area of 296.30 m2

•	lot no. 602 with a surface area of 194.20 m2

•	lot no. 603 with a surface area of 173.30 m2

•	lot no. 604 with a surface area of 260.70 m2

•	lot no. 605 with a surface area of 211.40 m2

•	lot no. 606 with a surface area of 202.70 m2

•	lot no. 607 with a surface area of 144.90 m2

•	Common areas: 292.80 m2
Thus in total: 5,170.70 m2 (whole floor)

On level R+5 of the property:

•	lot no. 643B with a surface area of 130.35 m2

•	lot no. 644 with a surface area of 211.40 m2

•	lot no. 645 with a surface area of 202.70 m2

•	lot no. 646 with a surface area of 144.90 m2

•	lot no. 647 with a surface area of 278.60 m2

•	lot no. 648 with a surface area of 451.90 m2

•	Common areas: 227.60 m2
Thus in total: 1,647.45 m2

In total the Monegasque S.A. [Limited Company] “COTY LANCASTER” occupies a surface area of approximately 13,643.55 m2 in the “Zone F” industrial complex, at 4/6, avenue Albert II.

[initials] [initials]

ARTICLE TWO:

The new rental rate, of €85.00 m2/p.a. excluding tax, index linked to the Consumer Price Index, shall apply to the premises located on R-1, R+1, on R+2, R+3, R+5 representing a total surface area of approximately 14,800.41 m2, which will be reduced to an area of 14,338.97 m2 as from April 1, 2014.
As from December 1, 2014, the total surface area shall be reduced to 13,643.55 m2, the area of individual lots being listed in the specifications.

This new rate shall apply retroactively as from October 1, 2013 in favor of the Monegasque Limited Company “COTY LANCASTER”.

Consequently, article four (4) of the stated lease agreement is hereby modified as follows:

Up until March 31, 2014, use of the premises, subject of this lease agreement, is granted to the CONTRACTING PARTY in return for the payment of an annual rental charge of ONE MILLION TWO HUNDRED AND FIFTY EIGHT THOUSAND AND THIRTY FOUR EUROS AND EIGHTY FIVE CENTIMES EXCLUDING TAX (€1,258,034.85 Ex-Tax), for an area of 14,800.41 m2.

As from April 1, use of the premises, subject of this lease agreement, is granted to the CONTRACTING PARTY in return for the payment of an annual rental charge of ONE MILLION TWO HUNDRED AND EIGHTEEN THOUSAND EIGHT HUNDRED AND TWELVE EUROS AND FORTY FIVE CENTIMES EXCLUDING TAX (€1,218,812.45 Ex-Tax), for a surface area of 14,338.97 m2.

As from December 1, 2014, use of the premises, subject of this lease agreement, is granted to the CONTRACTING PARTY in return for the payment of an annual rental charge of ONE MILLION ONE HUNDRED AND FIFTY NINE THOUSAND SEVEN HUNDRED AND ONE EUROS AND SEVENTY FIVE CENTIMES EXCLUDING TAX (€1,159,701.75 Ex-Tax).

ARTICLE THREE:

In the event of a delay to the vacating of the premises, the CONTRACTING PARTY, irrespective of the grounds shall pay a penalty payment to the sum of €1000 per day of delay. This payment does not entitle the CONTRACTING PARTY to any security of tenure, and shall be provided in full to the LESSOR by way of compensation, without prejudice to any further claims for damages.

[initials] [initials]

ARTICLE FOUR:

All clauses concerning charges and conditions, not amended by this document, remain unchanged and apply without restriction to the parties.

-COSTS-

All costs which might arise as a result of this deed shall be paid by the CONTRACTING PARTY, which accepts liability for them.

-DOMICILE-
ATTRIBUTION OF JURISDICTION

For the purpose of this contract, the parties elect domicile in Monaco, namely:

•	The Monegasque Limited Company “COTY LANCASTER”, represented by Mr. Darryl MC CALL, in the premises subject of these documents,

•	And, the Public Lands Administration, at its offices.

- APPLICABLE LAW-
- COMPETENT COURTS –

For all disputes pertaining to these documents, that cannot be resolved by amicable agreement, the parties confer exclusive jurisdiction on the courts of MONACO, notwithstanding cases with multiple defendants or warranty disputes and to Monegasque law, which is solely applicable.

Done in Monaco,
In the offices of the Public Lands Administration,
In THREE copies, of TEN pages each,

And, after due reading, Mr. Darryl MC CALL, acting in his official capacity, has signed with Mrs. Catherine ORECCHIA-MATTHYSSENS, acting in her official capacity.

On the aforementioned days, months and years.

[signature:] D. McCall [handwritten:] 02/18/2014
[handwritten:][illegible] Global Supply Chain

With no marginal notes Nor deletions./	[stamp:] PRINCIPALITY OF MONACO PUBLIC LANDS ADMINISTRATION [signature:] [illegible]

Authenticated pursuant to the provisions of the Decree of March 19, 1906, as amended.

The Government Adviser for Finance and the Economy [signature:] [illegible] [stamp:] PRINCIPALITY OF MONACO DEPARTMENT OF FINANCE AND ECONOMICS	The Minister of State [signature:] Michel Roger [stamp:] PRINCIPALITY OF MONACO MINISTER OF STATE